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                                                                EXHIBIT 10.28

                            NATIONAL FOOTBALL LEAGUE

Paul Tagliabue
Commissioner

                                January 3, 1994




Mr. Terence F. McGuirk
Executive Vice President
Turner Broadcasting
One CNN Center
Atlanta, GA  30303

Dear Terry:

         This letter will confirm the agreement reached on December 14, 1993 between the National Football League and Turner Broadcasting for the renewal of our TNT cable television and broadcast television agreement for the four seasons 1994 through 1997.

         While we are prepared to forward a detailed renewal document to you shortly, it would seem that a signed agreement on the financial terms is desirable at this point.

         It is our understanding that rights payments will be as follows:

                             1994 - $115 million

                             1995 - $120 million

                             1996 - $128 million

                             1997 - $133 million

         Please confirm your agreement by executing this letter in the space provided below.

                                                    Sincerely,

                                                    /s/ Paul Tagliabue
                                                    -----------------
                                                    PAUL TAGLIABUE

BY:      Terence F. McGuirk
         ---------------------
         (TURNER BROADCASTING)


DATE:    January 5, 1994
         ---------------------



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